UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2014

Date of Report (Date of earliest event reported)

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11988 El Camino Real, Suite 650 San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 366-4081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2014, as part of Celladon Corporation’s (the “Company”) planning for the potential future dual source commercial supply of MYDICAR, the Company entered into a Letter Agreement (the “Letter Agreement”) with Novasep, Inc. (“Novasep”) pursuant to which the parties agreed to conduct the initial work necessary to prepare for the potential manufacture of MYDICAR drug substance (AAV1/SERCA2a) at Novasep Biopharma’s facilities in Europe. In exchange for payments from the Company to Novasep totaling up to 4,750,000 Euro, Novasep agreed to (i) conduct the engineering design work for facility modifications that would be necessary for the manufacture of MYDICAR, (ii) undertake initial process and analytical transfer and initial scale-up work in support of such potential future commercial manufacturing of MYDICAR, and (iii) allocate the resources and capacity necessary for the foregoing activities. Under the terms of the Letter Agreement, the parties agreed to negotiate in good faith the terms of a commercial supply agreement with a term through December 31, 2018 (the “Agreement”), subject to early termination for certain specified MYDICAR regulatory and development outcomes, with extension options through 2020 in favor of the Company.

The foregoing description is only a summary of certain provisions of the Letter Agreement and is qualified in its entirety by the terms of the Letter Agreement, a copy of which (if not previously superseded by the Agreement) will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2014.

Forward Looking Statements:

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, but are not limited to (i) statements regarding potential future activities under the Letter Agreement that are contingent upon the Letter Agreement not being terminated early, and potential future activities under the Agreement which are contingent on the Company and Novasep negotiating and executing a definitive agreement, including, but not limited to, statements about the potential commercial manufacture of MYDICAR at the Novasep facility; and (ii) statements regarding the potential future regulatory approval and commercialization of MYDICAR. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the outcome of the Phase 2b clinical trial of MYDICAR; requirements of regulatory authorities regarding the manufacture of MYDICAR; expectations regarding clinical trial requirements and development timelines; the perception of the prospects for commercialization of MYDICAR; the Company’s ability to obtain financing and fund the commercial manufacture of MYDICAR; risks and uncertainties associated with the process of conducting product development activities and clinical trials and obtaining regulatory approval to commercialize MYDICAR; the Company’s reliance on third parties; the need to raise additional funding when needed in order to conduct the Company’s business; and the degree of market acceptance of MYDICAR by physicians, patients, third-party payors and others in the medical community. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation
Dated: December 23, 2014
	By:	/s/ Rebecque J. Laba
Rebecque J. Laba
Vice President, Finance and Administration